UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 20, 2003

Date of Report (Date of earliest event reported)

SUMMIT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number : 000-19235

South Carolina	57-0892056
(State of incorporation)	(I.R.S. Employer Identification No.)

937 No. Pleasantburg Dr.
Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

The following will be presented on August 21, 2003 at the South Carolina Bank Investors Symposium in Greenville, South Carolina sponsored by Elliott Davis, LLC, Womble Carlyle Sandridge & Rice, PLLC, and Trident Securities.  Presenters will be J. Randolph Potter, President and Chief Executive Officer, and Blaise B. Bettendorf, Senior Vice President and Chief Financial Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL CORPORATION

By:       /s/ Blaise B. Bettendorf
Senior Vice President and Financial Officer

Dated:  August 20, 2003

South Carolina

Bank Investors Symposium

2003

Summit Financial Corporation

August 21, 2003

Summit
FINANCIAL CORPORATION

SUMMIT FINANCIAL CORPORATION

Investor Presentation
August 21, 2003

J. Randolph Potter, President & CEO

summit-bank.com

Summit
FINANCIAL CORPORATION

Cautionary Statement

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE", "EXPECT", "SEEK", AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD-LOOKING STATEMENTS. A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Summit
FINANCIAL CORPORATION

The Upstate Market

- 2001 population for the combined counties of 644,000 – ranked 1st in the state and 60th in the nation
- Population growth since 1990 = 19% in Greenville and 12% in Spartanburg
- Average annual growth rate of personal income was 6% in Greenville and 5% in Spartanburg since 1991
- Per capita income growth in excess of 50% since 1990 has outpaced the state's growth rate
- Greenville/Spartanburg residential construction increased 23% since 1995

Source – U.S. Census Bureau, Chamber of Commerce

The Upstate Market

- Employment growth since 1990 = 24% in Greenville and 15% in Spartanburg, versus national average of 18%
- Upstate has announced new job creation in excess of 80,000 positions since 1990
- 2001 announced capital investment in excess of $1 billion
- Over 200 international companies operating in the Upstate, representing 20 different countries
- Over 60 Fortune 500 Companies represented in the Greenville/ Spartanburg markets

Source – U.S. Census Bureau, Chamber of Commerce

Summit
FINANCIAL CORPORATION

Summit's History

- Formed 1989 by local business people
- Board members local, successful entrepreneurs with 7 of the current Directors as organizers and founding members
- Executive management group includes 4 officers present since inception instilling depth and stability in the Company
- Bank branches opened de novo in 1990, 1995, 1998 and 2000
- 9 Finance Company branches acquired, 2 started de novo

Summit
FINANCIAL CORPORATION

Our Management Team



Summit
FINANCIAL CORPORATION

Our Management Team

- J. Randolph Potter
  President & CEO *(1989)*
- James B. Schwiers
  EVP & Chief Operating Officer *(1990)*
- James G. Bagnal, III
  Regional President, Spartanburg *(2000)*
- Blaise B. Bettendorf
  SVP & Chief Financial Officer *(1990)*
- William C. Covington, Jr.
  SVP & Chief Operating Officer, Freedom Finance, Inc. *(1994)*
- James G. Gulledge, Jr.
  SVP & Commercial Banking Manager, Greenville *(1990)*
- Stephen J. Rush
  SVP & Commercial Banking Manager, Spartanburg *(2000)*
- C. Jerome Senn, Jr.
  SVP & Investment Services Manager *(1998)*

Summit
FINANCIAL CORPORATION

Board of Directors

C. VINCENT BROWN,* Chairman
President, Brown, Massey, Evans, McLeod & Haynsworth, Attorneys at Law, P.A.

DAVID C. POOLE,* Secretary
President, David C. Poole Co., Inc.

JAMES G. BAGNAL, III
Regional President, Summit National Bank Spartanburg

IVAN E. BLOCK *
President & CEO, Diversified Coatings Systems, Inc.

J. EARLE FURMAN, JR. *
President, NAI Earle Furman, LLC

JOHN W. HOUSER *
President, Piedmont Management of Fairforest, Inc.

T. WAYNE McDONALD, MD *
Physician, Highlands Center for Women

ALLEN H. McINTYRE
President, ChemPro, Inc.

LARRY A. McKINNEY
Chief Executive Officer, ElDeCo, Inc.

J. RANDOLPH POTTER *
President & CEO, Summit Financial Corporation

JAMES B. SCHWIERS
Chief Operating Officer, Summit National Bank

* - *founding Director*

Summit
FINANCIAL CORPORATION

Summit at a Glance

- NASDAQ Small Cap Market: SUMM
- Market capitalization = $70 million
- $325 million total assets
- 7th largest SC-headquartered commercial bank
- Affiliates:
  - Summit National Bank (1990)
  - Summit Investment Services, Inc. (1997)
  - Freedom Finance, Inc. (1994)
- 4 bank branches; 11 finance company branches

Summit
FINANCIAL CORPORATION

Financial Highlights

In thousands except per share data, as of and for the six months ended June 30, 2003

Total Assets	$323,300
Total Deposits	$243,952
Total Equity	$31,363
Net Income (6 months)	$1,968
Diluted EPS (6 months)	$0.43
Book Value per Share	$7.73
ROA	1.26%
ROE	13.26%
Total Risk-Based Capital	13.7%

Summit
FINANCIAL CORPORATION

Priorities Since Inception

CREDIT QUALITY

PROFITABILITY

GROWTH

Summit
FINANCIAL CORPORATION

Strategies For Success

- Experienced, trained staff and strong infrastructure
- High quality, personal customer service
- Building customer relationships
- Resources of a much larger organization
- Ongoing focus on state-of-the-art technology
  - Corporate and Personal Connection Internet Banking
  - Cash Management, Sweep, ACH services
  - Telephone Banking
  - Backbone in-house core processing systems

Customer Driven

- Awareness of customer needs and desires drives decisions
- Focus on product line, convenience, technology to optimize the benefit to the customer
- Frequent surveys performed and focus group input obtained

Business Banking Focus

- Officers with depth of skills and experience in business banking
- Provides faster growth and returns in efficient manner with fewer facilities
- Primarily in-market customer relationships
- Service delivered in a value-added style
  - Local decision makers
  - Responsive, reliable, flexible and advisory
  - Quality service and relationship driven

Summit
FINANCIAL CORPORATION

Business Banking Focus

- Loans to small and middle market companies, locally based or major local presence
- Market segment with common characteristics:
  - Owner/Manager
  - One or two locations
  - Less than 50 employees
  - Sales under $5 Million
  - Credit needs of $1 Million or less

Summit
FINANCIAL CORPORATION

Credit Risk Management

- Focus on knowledge of individual markets and customers
- Primarily in-market relationship lending
- Practice sound and fundamental underwriting and portfolio management techniques
- Underwrite client as well as the transaction
- Diversify to mitigate concentration risks
- Commercial and Consumer loan credit grading with proactive recognition and monitoring of potential problem credits

Summit
FINANCIAL CORPORATION

Shareholder Report

Share Price (as of 8/14/03)	$17.39
Trading Range (52 week range)	$14.04 - $18.50
Market Capitalization (as of 8/14/03)	$70 million
Shares Outstanding (as of 8/14/03)	4,058,000
Book Value per Share (as of 6/30/03)	$7.73
Price to Book (as of 6/30/03)	2.19
Price to Earnings (as of 6/30/03)	20
Shareholder Accounts (as of 6/30/03)	1,204
Insider Ownership	35%

Summit
FINANCIAL CORPORATION

Stock Performance

Share Price					Avg Monthly
High	Low	Average	8/14/2002	8/14/2003	Volume
$ 18.50	$ 9.38	$ 14.89	$ 14.76	$ 17.39	32,613



105,000
95,000
85,000
75,000
65,000
55,000
45,000
35,000
25,000
15,000
5,000
Volume
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Price per Share
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03

Summit
FINANCIAL CORPORATION

Returning Value to Our Shareholders


$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
1997
1998
1999
2000
2001
2002
Summit Financial
NASDAQ Bank
NASDAQ Composite

Summit
FINANCIAL CORPORATION

Strategic Focus: 2003-2004

- Expand franchise and shareholder value
- Build sales culture
- Focus on growing transaction accounts
- Enhance current technology and product delivery channels
- Investment in people, not facilities
- Accelerate noninterest income growth and expand sources of other income

Summit
FINANCIAL CORPORATION

Expansion Considerations

- Focus is being premier community bank in the Upstate
- Current strategy of internal growth in local markets
- Open to exploration of consolidation, acquisition, and/or merger opportunities with viable partner to create synergies and return to shareholders

Summit
FINANCIAL CORPORATION

Attractive Investment

- Proven community bank model
- High-growth markets on the I-85 corridor between Atlanta and Charlotte
- Track record of high performance and consistent earnings growth trends
- High quality growth
- Low risk profile with proven and effective credit risk management

Market Makers

BB&T Investment Services

Fig Partners, LLC

Goldman, Sachs & Company

Sandler O'Neill & Partners

Schwab Capital Markets

Trident Securities, Inc.

Summit
FINANCIAL CORPORATION

SUMMIT FINANCIAL CORPORATION

NASDAQ Small Cap: SUMM

www.summit-bank.com

For more information, please contact:
Blaise B. Bettendorf, Chief Financial Officer
864~240~5890; blaise@summit-bank.com